Exhibit 10.15

AMENDMENT TO FINANCIAL PRODUCTS LICENSE AGREEMENT

This Amendment is entered into as of July 31st, 2026, by and between CF Benchmarks Ltd (“Licensor”), Bitwise Investment Advisers, LLC, (“BIA”) and Bitwise Investment Manager LLC, (“BIM” and together with BIA each a “Licensee”).

The Licensor and BIM entered into a Financial Product License Agreement on July 12th, 2023, as amended by the Variation Agreement on May 1st, 2024, October 27th, 2025, and October 29th, 2025 (the “Original Agreement”).

The Licensor and BIM, through this amendment agreement (the “Amendment Agreement”), wish to amend the Original Agreement by adding BIA as a third counterparty and by incorporating the changes set out below.

The amendments and additions contained herein shall have effect from July 10th, 2026 onwards, and shall supersede where applicable those contained in the Original Agreement

Except as expressly amended by this Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment shall be read and construed as one with the Agreement, and, in the event of any conflict, the terms of this Amendment shall prevail with respect to the subject matter herein.

The terms of the Original Agreement shall be deemed amended to reflect both the express changes set forth in this Amendment Agreement and any other modifications that are reasonably necessary to give full effect to such changes. Except to the extent inconsistent with this Amendment Agreement or the changes effected hereby, all other terms, conditions, rights, and obligations of the Original Agreement shall remain unchanged and in full force and effect. This Amendment Agreement and the Original Agreement shall be read and construed together as a single contract.

Licensor and Licensee are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

WITNESSETH:

WHEREAS, Licensee wishes to license additional indices from Licensor for use in connection with certain financial products; and

WHEREAS, the Parties desire to amend Schedule and Schedule 2 inclusive, of the Original Agreement

REPLACEMENT OF SCHEDULE 1

The Parties agree to amend and replace the existing SCHEDULE 1 of the Original Agreement in its entirety with the below

SCHEDULE 1

Asset Pair	License Grant Date	Indices
Bitcoin - US Dollar	January 11th 2024	CME CF Bitcoin Real Time Index (BRTI)
CME CF Bitcoin Reference Rate (BRR)
CME CF Bitcoin Reference Rate - New York Variant (BRRNY)
CME CF Bitcoin Reference Rate – APAC Variant (BRRAP)
Ether -US Dollar	July 23rd 2024	CME CF Ether - Dollar Real Time Index (ETHUSD_RTI)
CME CF Ether - Dollar Reference Rate (ETHUSD_RR)
CME CF Ether - Dollar Reference Rate - New York Variant (ETHUSD_NY)

Exhibit 10.15

CME CF Ether – Dollar Reference Rate – APAC Variant (ETHUSD_AP)
Solana - US Dollar	The date at which Product Number 4 is admitted for trading on a National Stock Exchange	CME CF Solana - Dollar Real Time Index (SOLUSD_RTI)
CME CF Solana - Dollar Reference Rate (SOLUSD_RR)
CME CF Solana - Dollar Reference Rate - New York Variant (SOLUSD_NY)
CME CF Solana – Dollar Reference Rate – APAC Variant (SOLUSD_AP)
Chainlink - US Dollar	The date at which Product Number 5 is admitted for trading on a National Stock Exchange	CME CF Chainlink - Dollar Real Time Index (LINKUSD_RTI)
CME CF Chainlink - Dollar Reference Rate (LINKUSD_RR)
CME CF Chainlink - Dollar Reference Rate - New York Variant (LINKUSD_NY)
CME CF Chainlink – Dollar Reference Rate – APAC Variant (LINKUSD_AP)
DOGE - US Dollar	The date at which Product Number 6 is admitted for trading on a National Stock Exchange	CF DOGE - Dollar Real Time Index (DOGEUSD_RTI)
CF DOGE - Dollar Reference Rate (DOGEUSD_RR)
CF DOGE - Dollar Reference Rate - New York Variant (DOGEUSD_NY)
CF DOGE – Dollar Reference Rate – APAC Variant (DOGEUSD_AP)
Avalanche - US Dollar	The date at which Product Number 7 is admitted for trading on a National Stock Exchange	CME CF Avalanche - Dollar Real Time Index (AVAXUSD_RTI)
CME CF Avalanche - Dollar Reference Rate (AVAXUSD_RR)
CME CF Avalanche - Dollar Reference Rate - New York Variant (AVAXUSD_NY)
CME CF Avalanche – Dollar Reference Rate – APAC Variant (AVAXUSD_AP)
XRP - US Dollar	The date at which Product Number 8 is admitted for trading on a National Stock Exchange	CME CF XRP - Dollar Real Time Index (XRPUSD_RTI)
CME CF XRP - Dollar Reference Rate (XRPUSD_RR)
CME CF XRP - Dollar Reference Rate - New York Variant (XRPUSD_NY)
CME CF XRP – Dollar Reference Rate – APAC Variant (XRPUSD_AP)
HYPE - US Dollar	The date at which Product Number 9 is admitted for trading on a	CF HYPE - Dollar Real Time Index (HYPEUSD_RTI)
CF HYPE - Dollar Reference Rate - New York Variant (HYPEUSD_NY)

Exhibit 10.15

	National Stock Exchange	CF HYPE - Dollar Reference Rate (HYPEUSD_RR)
CF HYPE - Dollar Reference Rate - APAC Variant (HYPEUSD_AP)
NEAR - US Dollar	The date at which Product Number 10 is admitted for trading on a National Stock Exchange	CME CF NEAR - Dollar Real Time Index (NEARUSD_RTI)
CME CF NEAR Protocol-Dollar Reference Rate - New York Variant (NEARUSD_NY)
CME CF NEAR Protocol-Dollar Reference Rate (NEARUSD_RR)

In addition to the above indices CF Benchmarks will also provide the Free Float Supply of each base asset listed in the above table which the Licensee may utilise in for the defined use cases in connection with the Products listed in Schedule 2

Exhibit 10.15

REPLACEMENT OF SCHEDULE 2

The Parties further agree to amend and replace the existing SCHEDULE 2 of the Original Agreement in its entirety with the below SCHEDULE 2

SCHEDULE 2 – SPECIFIED PRODUCTS & USES CASES

Number	FINANCIAL PRODUCTS	USE CASES
1	The Bitwise Bitcoin ETF (BITB) an Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics

2	The Bitwise Ethereum ETF (ETHW), Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics

3	The Bitwise Bitcoin & Ethereum ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

Exhibit 10.15

4	The Bitwise Solana ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

5	The Bitwise Chainlink ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

6	The Bitwise DOGE ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

Exhibit 10.15

7	The Bitwise Avalanche ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

8	The Bitwise XRP ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

9	The Bitwise HYPE ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

Exhibit 10.15

10	The Bitwise NEAR ETF, Exchange Traded Fund to admitted for trading on CBOE BZX and or other National Stock Exchanges
●
The calculation of Net Asset Value (NAV) or Indicative Net Asset Value (I-NAV) for the Product in the course of administering, reporting and marketing the Product
●
The determination of the Product AuM in the course of administering, reporting and marketing the Product
●
The dissemination of the Product NAV, I-NAV and AuM in the Product that have been calculated using the Index Data
●
Comparing the Index Data to data associated with the Nominated Product in its Informational Materials, such as performance, returns, volatility, drawdown, Sharpe ratio and other commonly used financial and investment metrics
●
Utilisation of Free Float Data as listed in Schedule 1 in order to determine the weights of each base asset within the Product

Exhibit 10.15

Signed by Johanna Collins-Wood for and on behalf of BITWISE INVESTMENT MANAGER LLC Signed by Johanna Collins-Wood for and on behalf of BITWISE INVESTMENT ADVISERS, LLC	/s/ Johanna Collins-Wood Authorised Signatory /s/ Johanna Collins-Wood Authorised Signatory

Signed by Sui Chung for and on behalf of CF BENCHMARKS LTD	/s/ Sui Chung Director